1 Q1 2022 EARNINGS RELEASE May 3, 2022

2Littelfuse, Inc. © 2022 DISCLAIMERS Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com/sec.cfm. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. These statements may involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID- 19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse, Inc.'s (“Littelfuse" or the "Company") accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended January 1, 2022. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended January 1, 2022, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales growth, adjusted operating margin, adjusted diluted earnings per share, adjusted effective tax rate, and free cash flow. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance and ability to generate cash enhancing an investor’s overall understanding of its core financial performance. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non- GAAP financial measures may differ from those terms as defined or used by other companies.

BUSINESS UPDATE Dave Heinzmann, President & CEO

4Littelfuse, Inc. © 2022 Q1 2022 HIGHLIGHTS ▪ Tremendous start to this year, building on success in 2021 ▪ Record quarterly results; substantially above expectations ▪ YoY: Revenue +34%; Adjusted Earnings +87% ▪ Adjusted Operating Margin 25.6% ▪ Outperformed markets served ▪ Organic growth trajectory combined with strategy-led acquisitions continue to strengthen & diversify business ▪ Extremely well positioned to further capitalize on current & future growth opportunities within the global structural themes of sustainability, connectivity, & safety

5Littelfuse, Inc. © 2022 Structural Growth Themes Sustainability Connectivity Safety 2021 – 2025 GROWTH STRATEGY EMPOWERING A SUSTAINABLE, CONNECTED, AND SAFER WORLD Our Growth Drivers Content & Share Gains Strategic Acquisitions High-Growth Markets & Geographies Outcomes Double-Digit Revenue Growth Best-in-Class Profitability Deliver Top Tier Shareholder Returns

6Littelfuse, Inc. © 2022 LITTELFUSE ACCELERATING GROWTH STRATEGY WITH STRATEGIC ACQUISITION OF C&K SWITCHES ▪ Leading designer & manufacturer of high-performance electromechanical switches & interconnect solutions with over 90 years of experience ▪ Annualized sales of over $200 million; EBITDA margins of ~20% ▪ Headquartered in Waltham, MA, with facilities located around the world ▪ *Targeting late second quarter close, pending customary closing conditions & regulatory approvals C&K* brings to Littelfuse: ▪ Strong global presence in target end markets including industrial, automotive & datacom ▪ Complementary go-to-market models – enhances partnership with distribution channels ▪ Expanded product portfolio – serves as a platform for future growth ▪ Technology leadership in high-precision manufacturing, miniaturization & haptics ▪ Expanded operational footprint, with added capabilities in France & Vietnam

EXECUTING GROWTH STRATEGY
$1B IN CAPITAL DEPLOYMENT ON STRATEGIC ACQUISITIONS*

	Hartland Controls $100M+ Sales Jan 2021	Carling Technologies (Innovative Designs. Powerful Solutions.) $180M+ Sales Nov 2021	embed Technology Enabler Apr 2022	C&K ** $200M+ Sales Closing Pending
Accelerate Success in Higher Growth Applications & Markets	• HVAC • E-mobility	• Commercial vehicle electronification • 5G telecom • Datacom	• Commercial vehicle electronification • E-mobility	• Industrial • Automotive • Datacom
Expand Geographic Penetration		• Asia based customer expansion in commercial vehicles		• Expanded operational footprint, with added capabilities in France & Vietnam
Leverage Core Competencies	• Expansion of OEM customer base • Strengthens design & engineering expertise	• Expansion of OEM customer base • Enhances partnership with distribution channels • Strengthens design & engineering expertise • Expands software & firmware capabilities	• Strengthens design & engineering expertise • Expands software & firmware capabilities	• Enhances partnership with distribution channels • Technology leadership in high-precision manufacturing, miniaturization & haptics

*2021 / H1 2022

**The transaction is subject to customary closing conditions and regulatory approvals and is expected to close late in the second quarter of 2022.

Littelfuse
Expertise Applied | Answers Delivered
Littelfuse, Inc. © 2022
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8Littelfuse, Inc. © 2022 INDUSTRIAL END MARKETS POSITIONED FOR CONTINUED GROWTH ▪ Increased business wins with expanded product portfolio ▪ New technologies to address ▪ Electrical safety standards ▪ Power requirements ▪ Sales synergies from acquisitions ▪ Accelerated growth in target markets ▪ Food & beverage safety ▪ Renewables & energy storage systems ▪ HVAC ▪ Enabling customers’ focus on safety & sustainability ▪ Increasing product content with leading customers Q1 2022 Highlights

9Littelfuse, Inc. © 2022 TRANSPORTATION END MARKETS EXTENDING OUR LEADERSHIP POSITION Q1 2022 Highlights ▪ Continued market outgrowth from increased product content driven by electrification & electronification ▪ Broad design wins across passenger & commercial transportation markets & electric vehicle charging infrastructure ▪ xEVs ▪ Heavy-duty truck & bus / construction / agriculture ▪ Leveraging capabilities & products from Carling Technologies acquisition to grow business wins ▪ Acquisition of Embed expands software design, engineering & technical expertise

10Littelfuse, Inc. © 2022 ELECTRONICS END MARKETS LEVERAGING OUR LEADERSHIP Q1 2022 Highlights ▪ Significant growth from innovative products targeting key end markets ▪ Capitalized on complexity & proliferation of electronics content centered around connectivity; broad design wins ▪ Data centers & telecom infrastructure ▪ Appliances ▪ Building technologies ▪ General purpose electronics ▪ Announced C&K Switches acquisition – serves as a platform for continued growth ▪ Expands product portfolio & capabilities ▪ Enhances partnership with distribution channels

FINANCIAL UPDATE Meenal Sethna, EVP & CFO

12Littelfuse, Inc. © 2022 See appendix for GAAP to non-GAAP reconciliation Highlights ▪ Record financial performance, above high end of guidance on sales & earnings ▪ Revenue +34% vs prior year, +22% organic ▪ Strength across all segments, led by Electronics ▪ Stronger demand, improved shipping rate, had risk adjusted Q1 forecast for COVID outbreaks ▪ GAAP operating margin 24.2%; Adjusted operating margin 25.6%, +850 bps vs prior year ▪ Positive price/cost, volume leverage, ongoing lower discretionary spend ▪ Adjusted EPS +87% vs prior year ▪ Effective tax rate: GAAP 12.4%; Adjusted 17.3% ▪ Operating cash flow $52M; Free cash flow $22M GAAP EPS $2.32 $4.70 Adj. EPS $2.67 $4.99 $464 $623 Q1-21 Q1-22 (in millions) Q1 2022 FINANCIAL PERFORMANCE Revenue & EPS

13Littelfuse, Inc. © 2022 ORGANIC INVESTMENTS INORGANIC INVESTMENTS RETURN TO SHAREHOLDERS Programs that: • Drive revenue growth • Advance internal capabilities • Enhance productivity • Maintain cost leadership • Strategic acquisitions to enhance organic growth • Value driven integration drives target financial returns • Additional resources to drive M&A execution Share Repurchases • Opportunistic • Excess cash available to deploy Dividends • 10+ years of growing dividend • 12% CAGR since inception • Grow in line with earnings PRIORITIZED DEPLOYMENT OF CASH GROWTH INVESTMENTS DRIVE INCREASING VALUE FOR SHAREHOLDERS

Q1 2022 SEGMENT PERFORMANCE

(in millions)

Electronics Segment

Revenue



$287
$366
Q1-21
Q1-22

	Q1-21	Q1-22
Op Margin	19.4%	33.0%

- Revenue growth +28% / organic +29%
- +1360bps margin expansion…price/cost, fav. mix, vol. leverage, op. efficiencies
- Project average mid 20's op margin % in current market dynamics

Transportation Segment*

Revenue



$129
$185
Q1-21
Q1-22

	Q1-21	Q1-22
Op Margin	15.8%	14.3%

- Revenue growth +44% / organic +3%
- Comm. vehicle +21% organic
- Pass. vehicle (-3%), outperformed car build
- Op margin performance offset headwind from metals inflation, Carling margin dilution

Industrial Segment

Revenue



$49
$73
Q1-21
Q1-22

	Q1-21	Q1-22
Op Margin	7.2%	17.1%

- Revenue growth +50% / organic +32%
- ~1000 bps margin expansion… operational performance, price/cost, vol. leverage

Littelfuse

Expertise Applied | Answers Delivered

*Formerly known as Automotive Product Segment

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2022

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Q2 2022 GUIDANCE

(in millions)

Revenue & EPS



$523
$594
-
$608

	Q2-21	Q2-22
GAAP EPS	$3.30	*
Adj. EPS	$3.41	$3.95 - $4.11

See appendix for GAAP to non-GAAP reconciliation

Highlights

- Market Dynamics
  - Broad strength across end markets
  - Decline in auto car build projections
  - China COVID lockdowns impacting operations & customers/suppliers (mainly Electronics segment)
- Q2-22
  - Sales +15% vs prior year, +7% organic
    - ~300bps f/x headwind
    - ~300bps China COVID headwind
  - EPS +18% vs prior year
    - China COVID lockdown costs…operations & employee support
    - (-30) cents stock compensation accounting provisions
    - Adjusted effective tax rate ~16.5%
- Forecast excludes C&K Switches & interest expense for new debt

Littelfuse
Expertise Applied | Answers Delivered

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2022 FULL YEAR CONSIDERATIONS

- ~$50 million sales f/x headwind
- Expect to stay positive price/cost for full year in current market conditions
- ~$50M non-cash amortization expense (excluding C&K)
- ~$18M interest expense at current rates (excluding new debt)
- Adjusted effective tax rate 16% – 18%
- ~100% free cash flow conversion
- ~$110m – $120m capital expenditures
- C&K Switches: Annual sales $200+m, historical EBITDA margins ~20%
  - Expect to close late in 2nd quarter
  - Expect C&K will continue to be accretive after including non-cash deal amortization

Littelfuse
Expertise Applied | Answers Delivered
Littelfuse, Inc. © 2022
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17Littelfuse, Inc. © 2022 KEY TAKEAWAYS ▪ Accelerated start to delivering on five-year strategic goals ▪ Prioritizing resources to drive growth within global structural themes of sustainability, connectivity, & safety ▪ Talented associates, investments for growth & operational excellence will deliver ongoing value for all stakeholders ▪ Strong Q2 outlook reflects continued double-digit sales & earnings growth

18Littelfuse, Inc. © 2021 Q&A

19Littelfuse, Inc. © 2021 APPENDIX

20Littelfuse, Inc. © 2022 SUPPLEMENTAL FINANCIAL INFORMATION

21Littelfuse, Inc. © 2022 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

22Littelfuse, Inc. © 2022 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D